UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2025

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2025, Camelot Return Intermediate Holdings, LLC (“Parent”), as the sole stockholder of Cornerstone Building Brands, Inc. (the “Company”), acting by written consent in lieu of an annual meeting, elected Suzanne Stefany as a director of the Company to fill a vacancy on the board of directors (the “Board”) of the Company, to serve effective immediately until the next annual meeting of the Parent or until her successor is duly elected and qualified, or until her earlier death, resignation or removal. There are no arrangements or understandings between Ms. Stefany and any other persons pursuant to which Ms. Stefany was elected as a director of the Company, and there are no transactions to which the Company or any of its subsidiaries is a party and in which Ms. Stefany has a material interest subject to disclosure under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended. Ms. Stefany will receive compensation in accordance with the Company’s standard director compensation arrangements applicable to non-employee directors of the Company. In connection with Ms. Stefany’s election to the Board, the Board has appointed Ms. Stefany to sit on each of the Compensation Committee and Nominating and Corporate Governance Committee of the Board.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.07.

On June 1, 2025, Parent, acting by written consent in lieu of an annual meeting, re-elected the following individuals as directors of the Company, each to serve effective immediately until the next annual meeting of the Parent or until their successors are duly elected and qualified, or until their earlier death, resignation or removal: Marcia Avedon, Jake Donnelly, Wilbert James, Jr., Daniel Janki, John Krenicki, Jr., Timothy O’Brien, Nathan Sleeper, and Tyler Young.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Name: Alena S. Brenner
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: June 2, 2025